Exhibit 99.1

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Introduction Jim Cleary President and Chief Executive Officer Mary Pat Thompson Senior Vice President and Chief Financial Officer

Disclaimer/Forward-Looking Statements This presentation may contain forward-looking statements based on current management expectations. Numerous factors, including those related to market conditions and those detailed in our Annual Report on Form 10-K, may cause results to differ materially from those anticipated in forward-looking statements. Many of the factors that will determine the Company’s future results are beyond the ability of the Company to control or predict. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially. Potential investors should not place undue reliance on forward-looking statements, which reflect management’s views only as of the date hereof. The Company undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. 3

MWI Mission Statement MWI will be the best resource to the veterinary profession by delivering superior value, efficiency and innovation. 4

Investment Highlights Stable industry dynamics driving demand for animal health products Market leading position with national footprint and expansion opportunities Broad product portfolio and value-added services Longstanding relationships with diversified customer and vendor bases Premier sales and marketing franchise Strong and consistent financial performance driven by organic growth Strong balance sheet that provides great flexibility in taking advantage of new opportunities Experienced management team 5

Leading distributor of animal health products to veterinarians across U.S. Over 30 years of operating history 20,000+ veterinary practices nationwide 15,000+ products sourced from 500+ vendors Strong financial performance Our Company 6

Recent Developments MWI to represent several flea, tick and heartworm products in calendar year 2010 Completed the fourth quarter with 10% revenue growth, 21% growth in net income and diluted EPS of $0.53 compared to $0.44 in the same period of the prior fiscal year. Completed fiscal year 2009 with 13% revenue growth, 25% growth in net income and diluted EPS of $2.02 compared to $1.62 in the prior fiscal year Selling, general and administrative expenses as a percentage of total revenues were 9.5% for the fourth quarter compared to 9.6% for the same period in the prior fiscal year, and 9.6% for fiscal year 2009 compared to 10.1% in the prior fiscal year Internet sales to independent veterinary practices and producers grew by approximately 32% during the fourth quarter, and 39% during fiscal year 2009. Product sales from the internet as a percentage of sales improved to 32% for the fourth quarter compared to 28% for the same period in the prior fiscal year Moved our Holland, Michigan distribution center to a larger facility near Indianapolis, Indiana in September 2009 Fiscal year 2006 through December 2009: MWI improved capacity by successfully opening, moving or expanding 10 distribution centers 7

Industry Overview

Large, fragmented U.S. market with favorable growth characteristics - 59,000 practicing veterinarians - 500 vendors Diversified customer and vendor bases - Distributors play vital role Frequent, small orders - Clinics avoid storing and managing inventory Importance of sales representatives - Long-term relationships - Product information / consultation No third party reimbursement risk Stable Industry Dynamics U.S. Animal Health Product Sales 2008 U.S. Animal Health Product Sales By Segment $6.7 Billion Source: Animal Health Institute, American Veterinary Medical Association, and Company estimates 9

Companion Animal Market Consists of approximately: - 94 million cats - 78 million dogs - 13 million horses - Other pets Increased spending driven by: - Human-animal bond - Rising numbers of households with pets - Focus on animal health / preventative care - Technology migration from human health to veterinary medicine - Aging pet population Note: Number of cats, dogs, and horses are for the U.S. only. Source: Dogs and Cats - APPA 2009-2010 National Pet Owner’s Survey. Large market with attractive growth profile 10

Production Animal Market Source: USDA Agriculture statistics Significant market with volume driven by large order sales Includes cattle, swine, poultry, and other food-producing animals - 95 million cattle - 67 million swine Spending driven by: - Economic decisions - Improved productivity / yield - Disease prevention 11

Importance of Distributors Single source for multiple products Timely product delivery Reduced number of vendors Inventory management Product information Consultation Cost-effective access to a fragmented market Logistics and distribution Sales and marketing support Ability to move market share Flexible selling models Distributors Customers Vendors 12

Competitive market Competition from both numerous vendors and distributors Competing factors include: – Customer relationships – Service and delivery – Product selection – Price – e-business capabilities Industry consolidation well under way Competitive Landscape (1) Excludes vendors and other national, regional, local and specialty distributors. Key Competitors (1) 13

Company Overview

The MWI Edge: Leading National Distributor Decentralized distribution network facilitates regional market responsiveness - 12 strategically located distribution centers throughout the U.S. - 5 pharmacies distributing Rx products to end-users nationwide Same day shipment on 98% of orders placed 15

Over 15,000 products stocked in MWI warehouses Over 15,000 additional products available by special order Continually evaluate product portfolio to improve offerings Key products include: The MWI Edge: Broad Product Portfolio Pharmaceuticals, Vaccines and Parasiticides Diagnostic, Capital Equipment & Supplies Veterinary Pet Food & Nutritional Products 16

The MWI Edge: 2009 Product Revenue Mix 41% 18% 7% 8% 3% 23% Pharmaceuticals Vaccines Parasiticides Diagnostics Capital Equipment Other Supplies 17

The MWI Edge: Expansive Vendor Network Sources products from approximately 500 vendors Provides cost-effective access to large and diverse customer base Serves as a principal distributor for key vendors Length of relationship with many key vendors over 10 years 18 Vendor consolidation represents a significant risk to our business MWI’s size and reach have become increasingly important to its vendor base

Flexible Selling Arrangements–Agency Relationships Do not purchase and take inventory of products Upon receipt of order, transmit order to vendor, who picks, packs and ships order Receive commission payment for soliciting order Agency relationships with several leading animal health product vendors Gross billings of $269.1 million, generating commission revenue of $14.2 million in FY 2009 19

Nation’s largest private veterinary practice Customer for over 13 years Highly efficient ordering process Feeders’ Advantage Buying group of several of the largest cattle feeders in U.S. Customer for over 13 years Highly efficient ordering process Often small, privately-held Place at least one order / week Independent veterinary practices and producers account for >85% of our product sales Loyal customer base: – Over 53% of sales from accounts over 5 years old – Over 83% of sales from accounts over 2 years old The MWI Edge: Strong Customer Relationships Independent Veterinary Practices Corporate Clients 20

Dual coverage approach with frequent contact Act as business consultants Continuous training initiatives Performance driven compensation Significant industry experience Over 700,000 pieces of direct marketing material distributed Comprehensive and specialty catalogs, loyalty programs, product/vendor programs, flyers, order stuffers 75 79 93 106 117 135 141 94 111 134 155 163 186 189 2003 2004 2005 2006 2007 2008 2009 Telesales Reps Field Sales Reps The MWI Edge: Premier Sales and Marketing Franchise Sales Representatives Direct Marketing 21

The MWI Edge: Value-Added Services E-Commerce Platform E-Commerce Product Sales as a Percent of Total Sales Technology systems closely integrated with customers’ day-to-day operations 22

The MWI Edge: Value-Added Services E-commerce platform Pharmacy fulfillment and launched Vetstreet SWEEP™ Inventory management system Equipment procurement consultation Special order fulfillment Educational seminars Pet cremation Value-added services increase loyalty of customer base 23

MWI Growth Strategies Expand Number of Veterinarians Served Offer Innovative, Differentiated Solutions to Veterinarians Increase Share of Spend from Existing Customers Pursue Strategic Acquisitions Expand Agreements with Existing and New Vendors Increase Overall Productivity and Profitability 24

Financial Overview

Strong Growth in Revenues Total Revenues ($ in millions) FYE Sept 30, 26

Strong Growth in Operating Income Operating Income ($ in millions) • includes the effect of rebate earnings of approximately $2.5 million (pre-tax) earned in fiscal year 2006 that historically would have been earned in our fiscal year 2007 first quarter ended December 31, 2006. ($ in millions) 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 Management Fee - - 0.1 $ 0.3 $ 0.4 $ 2.5 $ - $ - $ - $ - $ Depreciation & Amortization 0.8 0.8 0.9 1.0 1.1 1.5 2.0 2.4 3.1 3.4 Operating Income 6.4 7.3 7.2 10.2 12.6 15.8 23.7 * 26.7 32.4 40.5 FYE Sept 30, 27

Condensed Consolidated Balance Sheets ($ in thousands) Assets 9/30/2009 9/30/2008 9/30/2007 Cash $ 14,302 $ 3,419 $ 8,599 Receivables, net 142,485 128,564 111,676 Inventories 116,119 118,403 94,623 Other current assets 5,463 3,977 2,880 Total Current Assets 278,369 254,363 217,778 Total Assets $ 337,919 $ 314,805 $ 267,194 Liabilities Line-of-credit $ 0 $ 0 $ 0 Accounts payable 117,830 123,003 98,724 Accrued expenses & other current liabilities 10,864 9,951 7,790 Total Current Liabilities 128,694 132,954 106,514 Deferred income taxes 1,298 751 474 Long-term debt 0 97 195 Stockholders' Equity 207,927 181,003 160,011 Total Liabilities & Stockholders' Equity $ 337,919 $ 314,805 $ 267,194 28

Financial Highlights Fourth Quarter Fiscal 2009 Highlights – Revenues were up 10.1% to $247.5 million – Selling, general and administrative expenses as a percentage of revenues were 9.5% compared to 9.6% – Net income was up 20.9% to $6.6 million, or $0.53 per diluted share compared to $0.44 per diluted share – We completed the quarter with no borrowings on our $70 million credit line and a cash balance of $14.3 million. Net cash provided by operating activities was $9.1 million during the quarter ended September 30, 2009 – Internet sales to independent veterinary practices grew by 32%. Our product sales from the internet as a percentage of sales improved to 32% compared to 28% for the same period last year 29

Financial Highlights Consistent organic growth Stable, recurring revenue base...over 95% consumables Minimal capital expenditure requirements Strong returns on net assets and invested capital Flexible and strong balance sheet 30

Conclusion

Investment Highlights Stable industry dynamics driving demand for animal health products Market leading position with national footprint and expansion opportunities Broad product portfolio and value-added services Longstanding relationships with diversified customer and vendor bases Premier sales and marketing franchise Strong and consistent financial performance driven by organic growth Strong balance sheet that provides great flexibility in taking advantage of new opportunities Experienced management team 32

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